Execution Version
Consent to Credit Agreement
This Consent to Credit Agreement (this “Consent”) dated as of June 6, 2022, is between Oil-Dri Corporation of America (the “Company”) and BMO Harris Bank N.A. (the “Bank”).
Preliminary Statements
    A.    The Company, the Domestic Subsidiaries of the Company, and the Bank are parties to a Credit Agreement dated as of January 27, 2006 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). All capitalized terms used herein without definition shall have the same meanings herein as in the Credit Agreement.
    B.    The Company has requested and, subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, the Bank has consented to, a one-time modification to the Credit Agreement.
Section 1.    CONSENT.
Upon satisfaction of the conditions precedent contained in Section 3 below, the following definitions shall be modified as follows, effective for the fiscal quarter ending April 30, 2022 and thereafter:
1.1 The definition of Consolidated EBITDA shall be modified by replacing the period at the end of such definition with:
“, plus (iv) a one-time non-cash goodwill impairment charge relating to the Retail and Wholesale Reporting Segment in an amount equal to $5,644,000, taken during the fiscal quarter ending April 30, 2022, and any subsequent period that includes such fiscal quarter.”
1.2 The definition of Consolidated EBITR shall be modified by including the following additional sub-clause (iv) at the end of clause (A)(iii) of such definition:
“, plus (iv) a one-time non-cash goodwill impairment charge relating to the Retail and Wholesale Reporting Segment in an amount equal to $5,644,000, taken during the fiscal quarter ending April 30, 2022, and any subsequent period that includes such fiscal quarter,”
1.3 The attachment to Exhibit B to the Credit Agreement is amended and restated in its entirety as set forth on Exhibit A attached hereto.
Section 2.    REPRESENTATIONS
In order to induce the Bank to execute and deliver this Consent, the Company hereby represents and warrants to the Bank that after giving effect to this Consent, (a)  each of the representations and warranties set forth in Section 5 of the Credit Agreement is true and correct in all material respects (or in all respects to the extent subject to or qualified by materiality or similar concepts) on and as of the date of this Consent as if made on and as of the date hereof and as if each reference therein to the Credit Agreement referred to the Credit Agreement as amended hereby and (b) no Default or Event of Default exists under the Credit Agreement.
Section 3.    CONDITIONS PRECEDENT.
This Consent shall become effective upon satisfaction of the following conditions precedent:
    3.1.    The Company and the Bank shall have executed and delivered this Consent, and each Guarantor shall have executed and delivered its consent to this Consent in the space provided for that purpose below.
    3.2.    The Bank’s special counsel, Chapman and Cutler LLP, shall have received payment of its outstanding invoice.
Section 4.    MISCELLANEOUS
    4.1.    The Credit Agreement shall continue in full force and effect in accordance with its original terms. Reference to this specific Consent need not be made in the Credit Agreement, the Note, or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to or with respect to the Credit Agreement, any reference in any of such items to the Credit Agreement being sufficient to refer to the Credit Agreement modified hereby.
    4.2.    The Company agrees to pay on demand all costs and expenses of or incurred by the Bank in connection with the negotiation, preparation, execution, and delivery of this Consent.
    4.3.    This Consent may be executed in any number of counterparts, and by the different parties on different counterpart signature pages, all of which taken together shall constitute one and the same agreement. Any of the parties hereto may execute this Consent by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original. Delivery of executed counterparts of this Consent by facsimile transmission or by e-mail transmission of a portable document format file (also known as a “PDF” file) shall be effective as an original. This Consent shall be governed by, and construed in accordance with, the internal laws of the State of Illinois.
[Signature Pages to Follow]

This Consent to Credit Agreement is dated as of the date first above written.
Oil-Dri Corporation of America, as the Company
By     /s/ Susan M. Kreh
    Name:    Susan M. Kreh
    Title: Chief Financial Officer
BMO Harris Bank N.A., as the Bank
By     /s/ Marissa Kerley
    Name:    Marissa Kerley
    Title: Director

Guarantors’ Acknowledgment, Consent, and Reaffirmation
Each of the undersigned has heretofore guaranteed the due and punctual payment of all present and future Obligations pursuant to Section 9 of the Credit Agreement and hereby consents to the Consent to the Credit Agreement as set forth above and confirms that all of the obligations of the undersigned thereunder remain in full force and effect. Each of the undersigned further agrees that the consent of the undersigned to any further modification to the Credit Agreement shall not be required as a result of this consent having been obtained. Each of the undersigned acknowledges that the Bank is relying on the assurances provided for herein in entering into this Consent and maintaining credit outstanding to the Company under the Credit Agreement as so modified.

Oil-Dri Corporation of Georgia    Oil-Dri Production Company
By    /s/ Susan M. Kreh        By /s/ Susan M. Kreh
    Name:    Susan M. Kreh            Name:    Susan M. Kreh
Title:    Vice President            Title:    Vice President

Mounds Production Company, LLC    Mounds Management, Inc.
By    Mounds Management, Inc.
    Its Managing Member
By    /s/ Susan M. Kreh        By /s/ Susan M. Kreh
    Name:    Susan M. Kreh            Name:    Susan M. Kreh
Title:    Vice President            Title:    Vice President

Blue Mountain Production Company    Amlan International
By    /s/ Susan M. Kreh        By /s/ Susan M. Kreh
    Name:    Susan M. Kreh            Name:    Susan M. Kreh
Title:    Vice President            Title:    Vice President

Taft Production Company
By /s/ Susan M. Kreh
Name:    Susan M. Kreh
Title:    Vice President

EXHIBIT A

Attachment to Compliance Certificate
Oil-Dri Corporation of America
Compliance Calculations for Credit Agreement
Dated as of January 27, 2006
Calculations as of _____________, 20__
______________________________________________________________________________
A. Consolidated Debt Ratio (Section 7.17(a))

1. Consolidated Debt as defined                  _____________

2. Net Worth          _____________

3. Ratio of Line A1 to A2
(“Consolidated Debt Ratio”) ________ to 1.0

4. As listed in Section 7.17(b), for the date of
this Certificate, the Consolidated Debt Ratio
shall be less than                      0.55 to 1.0

5. Company is in compliance?
(Circle yes or no)                              Yes/No

B.     Fixed Charge Coverage Ratio (Section 7.17(b))

1.Net Income
(a) Interest Expense                  __________________

(b) Federal, state, and local                      taxes                             __________________

(c) Lease and rental expense                  __________________

(d) One time non cash goodwill
impairment charge relating
to the Retail and Wholesale
Reporting Segment in an
amount equal to $5,644,000,
taken during the fiscal quarter
ending April 30, 2022, and
any subsequent period that
includes such fiscal quarter             __________________

3. Sum of Lines 1, 2(a), (b), (c) and (d)          __________________

4. Interest Income                      __________________

5. Gains on sales of fixed assets              __________________

6. Sum of Lines 4 and 5                  __________________

7. Line 3 minus Line 6
(“Consolidated EBITR”)                   __________________

8. Sum of Line 2(a) and 2(c)                  __________________

9. Line 8 minus line 4
(“Consolidated Fixed Charges”)              __________________

10. Ratio of Line 7 to Line 9                  __________________

11. As listed in Section 7.17(c), for the date of
this Certificate, the Line 10 ratio shall not be
greater than                      1.50:1

12. Company is in compliance?
(Circle Yes or No)          Yes/No